               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   2002 Target Term Trust
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          2002 TARGET TERM TRUST INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 18, 1999
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of 2002 Target Term Trust Inc. ('Fund') will be held on March 18, 1999 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

          (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 2000, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 1999; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 14, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

January 29, 1999
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                VALID SIGNATURE
------------------------------------------------------           ---------------
Corporate Accounts

  (1) ABC Corp........................................   ABC Corp.
                                                          John Doe, Treasurer

  (2) ABC Corp........................................   John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............   John Doe

  (4) ABC Corp. Profit Sharing Plan...................   John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................   Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............   Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................   Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78.............   Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA............................   John B. Smith

  (2) Estate of John B. Smith.........................   John B. Smith, Jr.
                                                          Executor

                          2002 TARGET TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                            ------------------------

                                PROXY STATEMENT
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 1999

                            ------------------------

     This statement is furnished to the shareholders of 2002 Target Term Trust Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on March 18, 1999, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January 29, 1999.

     A majority of the shares outstanding on January 14, 1999, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, January 14, 1999, the Fund had outstanding 7,802,867 shares of common stock. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote for such purposes.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

     Goldman Sachs Funds Management, L.P. ('Sub-Adviser'), One New York Plaza, New York, New York 10004, serves as the Fund's investment sub-adviser. The Sub-Adviser is a limited partnership indirectly controlled by Goldman Sachs Group, L.P., 85 Broad Street, New York, New York 10004.

     The Fund's annual report containing financial statements for the fiscal year ended November 30, 1998 is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Bewkes has served as a director from the Fund's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Fund since March 16, 1995. Each of the other directors was first elected to the board on April 11, 1996. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (19 persons) beneficially owned any shares of the Fund on December 31, 1998.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
Margo N. Alexander*; 51           Director and President. Mrs. Alexander is president, chief         --
                                  executive officer and a director of Mitchell Hutchins
                                  (since January 1995) and an executive vice president and
                                  director of PaineWebber (since March 1984). Mrs. Alexander is president and a director or trustee of 32 investment
                                  companies for which Mitchell Hutchins, PaineWebber or one
                                  of their affiliates serves as investment adviser.
Richard Q. Armstrong; 63          Director. Mr. Armstrong is chairman and principal of R.Q.A.        --
                                  Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong
                                  was chairman of the board, chief executive officer and
                                  co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October
                                  1993-March 1995). He was a partner of The New England
                                  Consulting Group (management consulting firm) (December
                                  1992-September 1993). He was managing director of LVMH U.S.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
                                  Corporation (U.S. subsidiary of the French luxury goods
                                  conglomerate, Louis Vuitton Moet Hennessey Corporation)
                                  (1987-1991) and chairman of its wine and spirits
                                  subsidiary, Schieffelin & Somerset Company (1987-1991). Mr.
                                  Armstrong is a director or trustee of 31 investment
                                  companies for which Mitchell Hutchins, PaineWebber or one
                                  of their affiliates serves as investment adviser.
E. Garrett Bewkes, Jr.*; 72       Director and Chairman of the board of directors. Mr. Bewkes        --
                                  is a director of PW Group (holding company of PaineWebber
                                  and Mitchell Hutchins). Prior to December 1995, he was a
                                  consultant to PW Group. Prior to 1988, he was chairman of
                                  the board, president and chief executive officer of
                                  American Bakeries Company. Mr. Bewkes is a director of
                                  Interstate Bakeries Corporation. Mr. Bewkes is a director
                                  or trustee of 34 investment companies for which Mitchell
                                  Hutchins, PaineWebber or one of their affiliates serves as investment adviser.
Richard R. Burt; 51               Director. Mr. Burt is chairman of IEP Advisors, Inc.               --
                                  (international investments and consulting firm) (since
                                  March 1994) and a partner of McKinsey & Company (management consulting firm) (since 1991). He is also a director of
                                  Archer-Daniels-Midland Co. (agricultural commodities),
                                  Hollinger International Co. (publishing), Homestake Mining
                                  Corp., Powerhouse Technologies Inc. and Wierton Steel Corp.
                                  He was the chief negotiator in the Strategic Arms Reduction
                                  Talks with the former Soviet Union (1989-1991) and the U.S.
                                  Ambassador to the Federal Republic of Germany (1985-1989).
                                  Mr. Burt is a director or trustee of 31 investment
                                  companies for which Mitchell Hutchins, PaineWebber or one
                                  of their affiliates serves as investment adviser.
Mary C. Farrell*; 49              Director. Ms. Farrell is a managing director, senior               --
                                  investment strategist and member of the Investment Policy
                                  Committee of PaineWebber. Ms. Farrell joined PaineWebber in
                                  1982. She is a member of the Financial Women's Association and Women's Economic Roundtable and appears as a regular
                                  panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's
                                  Stern School of Business. Ms. Farrell is a director or
                                  trustee of 31 investment companies for which Mitchell
                                  Hutchins, PaineWebber or one of their affiliates serves as investment adviser.
Meyer Feldberg; 56                Director. Mr. Feldberg is Dean and Professor of Management         --
                                  of the Graduate School of Business, Columbia University.
                                  Prior to 1989, he was president of the Illinois Institute
                                  of Technology. Dean Feldberg is a director of Primedia
                                  Inc., Federated Department Stores, Inc. and Revlon, Inc.
                                  Dean Feldberg is a director or trustee of 33 investment
                                  companies for which Mitchell Hutchins, PaineWebber or one
                                  of their affiliates serves as investment adviser.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
George W. Gowen; 69               Director. Mr. Gowen is a partner in the law firm of                --
                                  Dunnington, Bartholow & Miller. Prior to May 1994, he was a
                                  partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen
                                  is a director or trustee of 31 investment companies for
                                  which Mitchell Hutchins, PaineWebber or one of their
                                  affiliates serves as investment adviser.
Frederic V. Malek; 62             Director. Mr. Malek is chairman of Thayer Capital Partners         --
                                  (merchant bank). From January 1992 to November 1992, he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of Northwest Airlines Inc., NWA Inc. (holding company of
                                  Northwest Airlines Inc.) and Wings Holding Inc. (holding
                                  company of NWA Inc.). Prior to 1989, he was employed by the
                                  Marriott Corporation (hotels, restaurants, airline ca-
                                  tering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels
                                  and Resorts. Mr. Malek is also a director of American
                                  Management Systems, Inc. (management consulting and
                                  computer related services), Automatic Data Processing,
                                  Inc., CB Commercial Group, Inc. (real estate services),
                                  Choice Hotels International (hotel and hotel franchising),
                                  FPL Group, Inc. (electric services), Manor Care, Inc.
                                  (health care) and Northwest Airlines Inc. Mr. Malek is a
                                  director or trustee of 31 investment companies for which
                                  Mitchell Hutchins, PaineWebber or one of their affiliates
                                  serves as investment adviser.
Carl W. Schafer; 63               Director. Mr. Schafer is president of the Atlantic                 --
                                  Foundation (charitable foundation supporting mainly
                                  oceanographic exploration and research). He is a director
                                  of Base Ten Systems, Inc. (software), Roadway Express, Inc.
                                  (trucking), The Guardian Group of Mutual Funds, the
                                  Harding, Loevner Funds, Evans Systems, Inc. (motor fuels,
                                  convenience store and diversified company), Electronic
                                  Clearing House, Inc. (financial transactions processing),
                                  Frontier Oil Corporation and Nutraceutix, Inc.
                                  (biotechnology company). Prior to January 1993, he was
                                  chairman of the Investment Advisory Committee of the Howard
                                  Hughes Medical Institute. Mr. Schafer is a director or
                                  trustee of 31 investment companies for which Mitchell
                                  Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.

------------
* Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the Fund, as defined by the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

     The board of directors of the Fund met seven times during the fiscal year ended November 30, 1998. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt,

Feldberg, Gowen, Malek, and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee met once during the fiscal year ended November 30, 1998. Each member of the ACR Committee and sub-committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional compensation aggregating $15,000 annually each from the relevant funds. Directors of the Fund who are 'interested persons' as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings.

     Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                                      TOTAL
                                                                                   AGGREGATE       COMPENSATION
                                                                                  COMPENSATION       FROM THE
NAME OF                                                                               FROM         FUND AND THE
PERSON, POSITION                                                                   THE FUND*      FUND COMPLEX**
-------------------------------------------------------------------------------   ------------    --------------
Richard Q. Armstrong, Director.................................................      $1,930          $101,372
Richard R. Burt, Director......................................................      $1,930          $101,372
Meyer Feldberg, Director.......................................................      $2,642          $116,222
George W. Gowen, Director......................................................      $1,780          $108,272
Frederic V. Malek, Director....................................................      $1,930          $101,372
Carl W. Schafer, Director......................................................      $1,930          $101,372

------------

 'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended November 30, 1998.

** Represents total compensation paid to each director by 31 investment companies (33 in the case of Mr. Feldberg) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1998; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     The Fund's financial statements for the fiscal year ended November 30, 1998 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending November 30, 1999, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young LLP has been the Fund's independent auditors since its inception in December 1992. The ratification of Ernst & Young LLP as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Ernst & Young LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mrs. Alexander (about whom information is given previously), are:

          T. KIRKHAM BARNEBY, age 52, vice president of the Fund (appointed September 1995). Mr. Barneby is a managing director and chief investment officer -- quantitative investments of Mitchell Hutchins. Prior to September 1994, he was a senior vice president at Vantage Global Management. Mr. Barneby is a vice president of seven investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          LAWRENCE CHINSKY, age 29, vice president and assistant treasurer of the Fund (appointed September 1998). Mr. Chinsky is an assistant vice president and investment monitoring officer of the risk management group of Mitchell Hutchins. Prior to August 1997, he was a securities compliance examiner with the Office of Compliance, Inspections and Examinations in the New York Regional Office of the United States Securities and Exchange Commission. Mr. Chinsky is vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          JOHN J. LEE, age 30, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          ANN E. MORAN, age 41, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          DIANNE E. O'DONNELL, age 46, vice president and secretary of the Fund (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          EMIL POLITO, age 38, vice president of the Fund (appointed September
     1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is vice president of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          VICTORIA E. SCHONFELD, age 48, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins since May 1994, and a senior vice president of PaineWebber since July 1995. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          PAUL H. SCHUBERT, age 36, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, L.P. Mr. Schubert is also a vice president and treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          BARNEY A. TAGLIALATELA, age 37, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          KEITH A. WELLER, age 37, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is also a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

     Based on a Schedule 13D submitted to the Fund and filed with the Securities and Exchange Commission, the following shareholder owned more than 5% of the Fund's shares as of the date indicated:

                                                                             NUMBER AND PERCENTAGE OF SHARES
                                                                                 BENEFICIALLY OWNED AS OF
NAME AND ADDRESS                                                                     JANUARY 19, 1999
------------------------------------------------------------------------  --------------------------------------
Karpus Management, Inc. ................................................       547,300              7.01%

     The shareholder may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019. Management does not know of any other person who owns beneficially 5% or more of the shares of the Fund.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Lee. This delayed report did not involve any transactions in the Fund's common stock but related to his election as an officer. The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a).

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2000 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than October 1, 1999 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

January 29, 1999

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                   ------------------------------------------
                                   2002 TARGET
                                  TERM TRUST INC.
                   ------------------------------------------
           ---------------------------------------------------------
                                    2002 TARGET
                                   TERM TRUST INC.
           ---------------------------------------------------------
------------------------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
MARCH 18, 1999
AND
PROXY STATEMENT
------------------------------

        PROXY
        STATEMENT

                                 APPENDIX 1
                                                                           PROXY
                          2002 TARGET TERM TRUST INC.
                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 18, 1999

The undersigned hereby appoints as proxies Scott Griff and Teresa Ritchie and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 2002 TARGET TERM TRUST INC.

                             YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

 PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'.

                                                                                                       FOR
                                                                                       FOR             ALL              WITH-
                                                                                       ALL     OR     EXCEPT     OR      HOLD
1.  ELECTION OF DIRECTORS                                                              [ ]             [ ]               [ ]
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
    A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER BOX TO
    RIGHT.)
    Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
    Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen,
    Frederic V. Malek, Carl W. Schafer.

                                                                                       FOR           AGAINST           ABSTAIN
2.  To ratify the selection of Ernst & Young LLP as the Fund's independent auditors    [ ]             [ ]               [ ]
    for the fiscal year ending November 30, 1999.

                   Continued and to be signed on reverse side

    This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                           If shares are held by an
                                           individual, sign your name
                                           exactly as it appears on this
                                           card. If shares are held
                                           jointly, either party may
                                           sign, but the name of the
                                           party signing should conform
                                           exactly to the name shown on
                                           this proxy card. If shares are
                                           held by a corporation,
                                           partnership or similar
                                           account, the name and the
                                           capacity of the individual
                                           signing the proxy card should
                                           be indicated unless it is
                                           reflected in the form of
                                           registration. For example:
                                           'ABC Corp., John Doe,
                                           Treasurer.'

                                             Sign exactly as name appears
                                                                  hereon.

                                           _______________________ (L.S.)

                                           _______________________ (L.S.)

                                           Date __________________ , 1999



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as........................... 'D'